UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2010

Spectrum Control, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-8796	25-1196447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8031 Avonia Road, Fairview, Pennsylvania	16415
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (814) 474-2207

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 18, 2010 (the “Closing Date”), Spectrum Microwave, Inc. (“Spectrum Microwave”), a wholly-owned subsidiary of Spectrum Control, Inc. (“Spectrum”) acquired substantially all of the assets and certain of the liabilities of Sage Laboratories, Inc. (“the Seller”), pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) among Spectrum, Spectrum Microwave, the Seller, and Ceralta Technologies, Inc. (“Ceralta”). The Seller, a wholly-owned subsidiary of Ceralta, designs and manufactures radio frequency and microwave components and subsystems.

Under the terms of the Asset Purchase Agreement, Spectrum Microwave paid an aggregate purchase price of $6,300,000.00. The initial purchase price was paid in cash from Spectrum’s working capital and borrowings under its existing credit facility with PNC Bank, N.A. Following the Closing Date, the purchase price is subject to adjustment depending on the final determination of the net working capital of the business as of the Closing Date and certain employee severance payments made in connection with the Closing. The assets acquired under the Asset Purchase Agreement include intellectual property, along with inventories and equipment located in Hudson, New Hampshire. The terms of the Asset Purchase Agreement, including the consideration paid by Spectrum Microwave, were determined in arm’s length negotiations among Spectrum Microwave, Spectrum, the Sellers, and Ceralta.

A copy of the Asset Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The summary of the material provisions of the Asset Purchase Agreement set forth above is qualified in its entirety by reference to the copy of the Asset Purchase Agreement filed as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

10.1	Asset Purchase Agreement by and among Spectrum Control, Inc., Spectrum Microwave, Inc., Sage Laboratories, Inc., and Ceralta Technologies, Inc. dated June 11, 2010 (Exhibits, Attachments and Schedules Omitted)*

*	The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted exhibit, attachment or schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM CONTROL, INC.
(Registrant)

Date: June 24, 2010	By:	/S/ JOHN P. FREEMAN
John P. Freeman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement by and among Spectrum Control, Inc., Spectrum Microwave, Inc., Sage Laboratories, Inc., and Ceralta Technologies, Inc. dated June 11, 2010 (Exhibits, Attachments and Schedules Omitted)*

*	The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted exhibit, attachment or schedule.